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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 18, 2000

                           priceline.com Incorporated
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             (Exact name of registrant as specified in its charter)

          Delaware                    0-25581                   06-1528493
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(State or other Jurisdiction     (Commission File)            (IRS Employer
      of Incorporation)               Number               Identification No.)

               800 Connecticut Avenue, Norwalk, Connecticut 06854
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                     (Address of principal office) (zip code)

               Registrant's telephone number, including area code
                                 (203) 299-8000

                                       N/A
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          (Former name or former address, if changed since last report)


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ITEM 5.    OTHER EVENTS.

      On December 18, 2000, priceline.com Incorporated, a Delaware corporation (priceline.com), announced that Myprice Pty. Ltd., an Australian-based company created to introduce priceline.com's buyer-driven commerce platform to Australia and New Zealand, announced that it will not proceed with its planned entry into the Australian and New Zealand markets. Equity investors in myprice include SFN Investments, affiliates of Soros Private Equity Partners and Telstra. Under terms of the myprice formation agreement, priceline.com purchased a convertible note. Priceline.com expects to recognize a charge in the 4th quarter related to its investment in myprice. The information set forth above is qualified in its entirety by reference to the press release issued by priceline.com on December 18, 2000, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      c.  Exhibits

      99.1    Press Release issued by priceline.com on December 18, 2000



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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    PRICELINE.COM INCORPORATED

                                    By:   /s/ Jeffery Boyd
                                          -------------------------------
                                          Name:   Jeffery Boyd
                                          Title:  Chief Executive Officer
                                          Title:  Chief Operating Officer
December 19, 2000



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                                  EXHIBIT INDEX

EXHIBIT NO.       DESCRIPTION
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99.1              Press Release issued by priceline.com on December 18, 2000